United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 20, 2015

Fidelity National Information Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

001-16427

(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 438-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

On October 20, 2015, FIS completed its issuance and sale of an aggregate of $4.5 billion of new senior notes, consisting of $750 million in aggregate principal amount of FIS’ 2.850% Senior Notes due 2018 (the “2018 Notes”), $1.75 billion in aggregate principal amount of FIS’ 3.625% Senior Notes due 2020 (the “2020 Notes”), $500 million in aggregate principal amount of FIS’ 4.500% Senior Notes due 2022 (the “2022 Notes”) and $1.5 billion in aggregate principal amount of FIS’ 5.000% Senior Notes due 2025 (the “2025 Notes” and, collectively with the 2018 Notes, the 2020 Notes and the 2022 Notes, the “Notes”). The Notes were issued pursuant to an Indenture dated as of April 15, 2013, among FIS, certain other parties thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by a Fifth Supplemental Indenture with respect to the 2018 Notes (attached hereto as Exhibit 4.1 and incorporated herein by reference), dated as of October 20, 2015, between FIS and the Trustee, as supplemented by a Sixth Supplemental Indenture with respect to the 2020 Notes (attached hereto as Exhibit 4.2 and incorporated herein by reference), dated as of October 20, 2015, between FIS and the Trustee, as supplemented by a Seventh Supplemental Indenture with respect to the 2022 Notes (attached hereto as Exhibit 4.3 and incorporated herein by reference), dated as of October 20, 2015, between FIS and the Trustee and as supplemented by an Eighth Supplemental Indenture with respect to the 2025 Notes (attached hereto as Exhibit 4.4 and incorporated herein by reference), dated as of October 20, 2015, between FIS and the Trustee.

The Notes were offered and sold pursuant to the Registration Statement on Form S-3ASR (File No. 333-187047) of FIS filed with the Securities and Exchange Commission on March 5, 2013, as supplemented by a preliminary prospectus supplement dated October 13, 2015 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933 on October 13, 2015), a free writing prospectus dated October 13, 2015 (filed with the Commission pursuant to Rule 433 under the Securities Act of 1933 on October 14, 2015) and a final prospectus supplement dated October 13, 2015 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933 on October 15, 2015).

Item 8.01.	Other Events.

A copy of the opinion letter of Willkie Farr & Gallagher LLP relating to the validity of the Notes is filed as Exhibit 5.1 hereto and a copy of the opinion letter of Nelson Mullins Riley & Scarborough LLP concerning legal matters related to Georgia law is attached hereto as Exhibit 5.2.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit

4.1	Fifth Supplemental Indenture, dated as of October 20, 2015

4.2	Sixth Supplemental Indenture, dated as of October 20, 2015

4.3	Seventh Supplemental Indenture, dated as of October 20, 2015

4.4	Eighth Supplemental Indenture, dated as of October 20, 2015

4.5	Form of Senior Note (included as Exhibit A to Exhibit 4.1 above)

4.6	Form of Senior Note (included as Exhibit A to Exhibit 4.2 above)

4.7	Form of Senior Note (included as Exhibit A to Exhibit 4.3 above)

4.8	Form of Senior Note (included as Exhibit A to Exhibit 4.4 above)

5.1	Legal Opinion of Willkie Farr & Gallagher LLP, dated October 20, 2015

5.2	Legal Opinion of Nelson Mullins Riley & Scarborough LLP, dated October 20, 2015

23.1	Consent of Willkie Farr & Gallagher LLP, dated October 20, 2015 (included in Exhibit 5.1 above)

23.2	Consent of Nelson Mullins Riley & Scarborough LLP, dated October 20, 2015 (included in Exhibit 5.2 above)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: October 20, 2015

	By:	/s/ Michael P. Oates
	Name:	Michael P. Oates
	Title:	Corporate Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Exhibit

4.1	Fifth Supplemental Indenture, dated as of October 20, 2015

4.2	Sixth Supplemental Indenture, dated as of October 20, 2015

4.3	Seventh Supplemental Indenture, dated as of October 20, 2015

4.4	Eighth Supplemental Indenture, dated as of October 20, 2015

4.5	Form of Senior Note (included as Exhibit A to Exhibit 4.1 above)

4.6	Form of Senior Note (included as Exhibit A to Exhibit 4.2 above)

4.7	Form of Senior Note (included as Exhibit A to Exhibit 4.3 above)

4.8	Form of Senior Note (included as Exhibit A to Exhibit 4.4 above)

5.1	Legal Opinion of Willkie Farr & Gallagher LLP, dated October 20, 2015

5.2	Legal Opinion of Nelson Mullins Riley & Scarborough LLP, dated October 20, 2015

23.1	Consent of Willkie Farr & Gallagher LLP, dated October 20, 2015 (included in Exhibit 5.1 above)

23.2	Consent of Nelson Mullins Riley & Scarborough LLP, dated October 20, 2015 (included in Exhibit 5.2 above)